UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:    August 31
Date of reporting period: August 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

August 31, 2010

Annual
Report

Western Asset
Institutional
Cash Reserves

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Western Asset Institutional Cash Reserves

Fund objective

The Fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fund name change

Prior to May 31, 2010, the Fund was known as Western Asset / CitiSM Institutional Cash Reserves. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Institutional Cash Reserves for the twelve-month reporting period ended August 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 24, 2010

Western Asset Institutional Cash Reserves | III

Investment commentary

Economic review
While the overall U.S. economy continued to expand over the twelve months ended August 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Financial market overview
During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV | Western Asset Institutional Cash Reserves

Investment commentary (cont’d)

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review
Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first eight months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. However, there was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended August 31, 2010. When the period began, two- and ten-year Treasury yields were 0.97% and 3.40%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on August 31, 2010, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively – their lows for the reporting period. With the Fed keeping the federal funds rate at a historical low, the yields available from money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 30, 2010

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Institutional Cash Reserves 2010 Annual Report | 1

Fund overview

Q. What is the Fund’s investment strategy?
A. The Fund seeks to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. The Portfolio invests in high-quality, U.S. dollar-denominated debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

The Portfolio may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or may be issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

At Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?
A. Economic data in the first half of the reporting period remained supportive of an economic recovery. During the fourth quarter of 2009, U.S. gross domestic product (“GDP”)i grew at a robust 5.0% pace. Short-term yields declined modestly through the end of the calendar year as liquidity conditions improved. GDP then expanded 3.7% in the first quarter of 2010. The functioning of financial markets improved and the Federal Reserve Board (“Fed”)ii ended its lending facilities that were initially created to provide liquidity in the aftermath of the credit crisis. While the Fed continued to reiterate the need to keep interest rates low for an extended period, market participants were optimistic that as the recovery gained momentum, sometime in the near future the Fed would begin to gradually remove some policy accommodation.

In early May 2010, speculation regarding the financial health of various European nations caused turmoil in the debt markets. Liquidity conditions tightened, a “flight to quality” caused Treasury yields to decline and short-term interbank rates rose sharply. European policy makers, along with the support of the Fed and other major central banks, announced a loan package to help with sovereign debt concerns, which gradually brought relief to the markets.

More recently, various economic reports were weaker than economists’ estimates, particularly those surrounding the housing and labor markets. This, in turn, led to concerns over the potential for a double-dip recession. The slowdown in the pace of the recovery reinforced the view that the Fed would maintain their current policy stance until well into 2011.

Given continued historically low short-term interest rates, the yields available from money market securities remained very low during the fiscal year.

Q. How did we respond to these changing market conditions?
A. For much of the reporting period, we maintained a long average maturity, but when conditions warranted, we took a more guarded maturity posture. We looked to maintain a high degree of liquidity through the purchase of U.S. Treasuries and/or government agencies and, in light of financial conditions, we remained selective in our exposure to various countries and particular credits.

2 | Western Asset Institutional Cash Reserves 2010 Annual Report

Fund overview (cont’d)

Performance review
As of August 31, 2010, the seven-day current yield for Class L shares of Western Asset Institutional Cash Reserves was 0.23% and the seven-day effective yield, which reflects compounding, was 0.23%.1

Western Asset Institutional Cash Reserves Yields as of August 31, 2010 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class L	0.23%	0.23%

Institutional Shares[2]	0.28%	0.28%

Class S	0.01%	0.01%

SVB Securities Horizon Shares	0.11%	0.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Class L shares would have been 0.10%; the seven-day current yield and the seven-day effective yield for Institutional Shares would have been 0.20%; the seven-day current yield and the seven-day effective yield for Class S shares would have been -0.05%; and the seven-day current yield and the seven-day effective yield for SVB Securities Horizon Shares would have been -0.07%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?
A. Over the reporting period, the U.S. economic recovery remained modest and the exceptionally low interest rate environment helped to make conditions challenging. Increased volatility and fragile financial conditions, at times, put pressure on funding costs and liquidity conditions.

In light of financial conditions, particularly earlier this year, credit selection remained prominent. We, therefore, generally maintained a high degree of liquidity by emphasizing U.S. Treasuries and/or government agencies.

Thank you for your investment in Western Asset Institutional Cash Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 14, 2010

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

[2]	Prior to May 31, 2010, Institutional Shares were known as Class O shares.
[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Institutional Cash Reserves 2010 Annual Report | 3

Portfolio at a glance† (unaudited)

Prime Cash Reserves Portfolio
The Fund invests all of its investable assets in Prime Cash Reserves Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Portfolio’s investments as of August 31, 2010 and August 31, 2009. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

4 | Western Asset Institutional Cash Reserves 2010 Annual Report

Fund expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2010 and held for the six months ended August 31, 2010.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio*	Expenses Paid During the Period[3]

Class L	0.08%	$1,000.00	$1,000.80	0.20%	$1.01

Institutional Shares	0.10	1,000.00	1,001.00	0.15	0.76

Class S	0.01	1,000.00	1,000.10	0.33 †	1.66

SVB Securities Horizon Shares	0.01	1,000.00	1,000.10	0.32	1.61

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio*	Expenses Paid During the Period[3]

Class L	5.00%	$1,000.00	$1,024.20	0.20%	$1.02

Institutional Shares	5.00	1,000.00	1,024.45	0.15	0.77

Class S	5.00	1,000.00	1,023.54	0.33 †	1.68

SVB Securities Horizon Shares	5.00	1,000.00	1,023.59	0.32	1.63

[1]	For the six months ended August 31, 2010.
[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

*	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.
†	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

Western Asset Institutional Cash Reserves 2010 Annual Report | 5

Statement of assets and liabilities
 August 31, 2010

Assets:

Investment in Prime Cash Reserves Portfolio, at value	$12,351,386,297

Prepaid expenses	258,937

Total Assets	12,351,645,234

Liabilities:

Distributions payable	1,331,499

Investment management fee payable	232,466

Distribution fees payable	122,752

Trustees’ fees payable	792

Accrued expenses	156,724

Total Liabilities	1,844,233

Total Net Assets	$12,349,801,001

Net Assets:

Par value (Note 5)	$123,507

Paid-in capital in excess of par value	12,350,417,273

Undistributed net investment income	131,861

Accumulated net realized loss on investments	(871,640)

Total Net Assets	$12,349,801,001

Shares Outstanding:

Class L	744,999,475

Institutional Shares	11,011,869,558

Class S	123,906,234

SVB Securities Horizon Shares	469,897,374

Net Asset Value:

Class L	$1.00

Institutional Shares	$1.00

Class S	$1.00

SVB Securities Horizon Shares	$1.00

See Notes to Financial Statements.

6 | Western Asset Institutional Cash Reserves 2010 Annual Report

Statement of operations
 For the year ended August 31, 2010

Investment Income:

Income from Prime Cash Reserves Portfolio	$42,553,958

Allocated waiver from Prime Cash Reserves Portfolio	570,843

Allocated expenses from Prime Cash Reserves Portfolio	(12,647,704)

Total Investment Income	30,477,097

Expenses:

Distribution fees (Notes 2 and 3)	51,749,165

Investment management fee (Note 2)	12,075,697

Legal fees	432,434

Insurance	202,479

Trustees’ fees	170,298

Shareholder reports (Note 3)	148,666

Registration fees	116,503

Transfer agent fees (Note 3)	95,559

Treasury Guarantee Program fees (Note 9)	30,468

Audit and tax	28,733

Miscellaneous expenses	87,850

Total Expenses	65,137,852
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(55,948,247)

Net Expenses	9,189,605

Net Investment Income	21,287,492

Net Realized Gain on Investments from Prime Cash Reserves Portfolio	483,059

Increase in Net Assets From Operations	$21,770,551

See Notes to Financial Statements.

Western Asset Institutional Cash Reserves 2010 Annual Report | 7

Statements of changes in net assets

For the Years Ended August 31,	2010	2009

Operations:

Net investment income	$21,287,492	$112,815,922

Net realized gain (loss)	483,059	(1,315,962)

Increase in Net Assets From Operations	21,770,551	111,499,960

Distributions to Shareholders from (Notes 1 and 4):

Net investment income	(21,772,084)	(112,386,373)

Decrease in Net Assets From Distributions to Shareholders	(21,772,084)	(112,386,373)

Fund Share Transactions (Note 5):

Net proceeds from sale of shares	144,593,391,560	167,914,826,346

Reinvestment of distributions	10,883,621	71,177,441

Cost of shares repurchased	(142,388,023,809)	(170,157,172,098)

Increase (Decrease) in Net Assets From Fund Share Transactions	2,216,251,372	(2,171,168,311)

Increase (Decrease) in Net Assets	2,216,249,839	(2,172,054,724)

Net Assets:

Beginning of year	10,133,551,162	12,305,605,886

End of year*	$12,349,801,001	$10,133,551,162

*Includes undistributed net investment income of:	$131,861	$484,592

See Notes to Financial Statements.

8 | Western Asset Institutional Cash Reserves 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class L Shares	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.002	0.013	0.038	0.052	0.044

Net realized gain (loss)[1]	0.000	0.000	0.000	(0.000)	(0.000)

Total income from operations	0.002	0.013	0.038	0.052	0.044

Less distributions from:
Net investment income	(0.002)	(0.013)	(0.038)	(0.052)	(0.044)

Total distributions	(0.002)	(0.013)	(0.038)	(0.052)	(0.044)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.15%	1.32%	3.82%	5.29%	4.47%

Net assets, end of year (millions)	$745	$1,064	$622	$823	$516

Ratios to average net assets:
Gross expenses[3]	0.32%	0.34%[4]	0.31%	0.32%[5]	0.34%

Net expenses[3,6,7]	0.22	0.20 [4]	0.15	0.20 [5]	0.20

Net investment income	0.15	1.14	3.86	5.17	4.37

[1]	Amount represents less than $0.0005 per share.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.
[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.32% and 0.18%, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class L shares will not exceed 0.30% until December 31, 2011. Prior to August 12, 2009, the voluntary expense limitation was 0.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Institutional Cash Reserves 2010 Annual Report | 9

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Institutional Shares†	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.002	0.014	0.038	0.052	0.044

Net realized gain (loss)[1]	0.000	(0.000)	0.000	(0.000)	(0.000)

Total income from operations	0.002	0.014	0.038	0.052	0.044

Less distributions from:
Net investment income	(0.002)	(0.014)	(0.038)	(0.052)	(0.044)

Total distributions	(0.002)	(0.014)	(0.038)	(0.052)	(0.044)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.20%	1.36%	3.87%	5.35%	4.52%

Net assets, end of year (millions)	$11,012	$7,965	$10,184	$4,320	$3,084

Ratios to average net assets:
Gross expenses[3]	0.68%	0.85%[4]	0.82%	0.82%[5]	0.84%

Net expenses[3,6,7]	0.16	0.16 [4]	0.10	0.15 [5]	0.15

Net investment income	0.20	1.28	3.51	5.22	4.43

[1]	Amount represents less than $0.0005 per share.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.
[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.82% and 0.13%, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Institutional Shares will not exceed 0.25% until December 31, 2011. Prior to August 12, 2009, the voluntary expense limitation was 0.15%.

[7]	Reflects fee waivers and/or expense reimbursements.
†	Effective May 31, 2010, Class O shares were renamed Institutional Shares.

See Notes to Financial Statements.

10 | Western Asset Institutional Cash Reserves 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class S Shares	2010		2009	2008	2007	2006

Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000	[1]	0.011	0.036	0.050	0.042

Net realized gain (loss)[1]	0.000		(0.000)	0.000	(0.000)	(0.000)

Total income from operations	0.000	[1]	0.011	0.036	0.050	0.042

Less distributions from:
Net investment income	0.000	[1]	(0.011)	(0.036)	(0.050)	(0.042)

Total distributions	0.000	[1]	(0.011)	(0.036)	(0.050)	(0.042)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.000

Total return[2]	0.01%		1.13%	3.66%	5.14%	4.32%

Net assets, end of year (millions)	$124		$266	$471	$463	$380

Ratios to average net assets:
Gross expenses[3]	0.49%[5]		0.52%[5]	0.47%	0.47%[6]	0.49%

Net expenses[3,7,8]	0.37	[4,5]	0.38 [5]	0.30	0.35 [6]	0.35

Net investment income	0.01		1.32	3.61	5.02	4.16

[1]	Amount represents less than $0.0005 per share.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.
[4]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.
[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.47% and 0.35% for the year ended August 31, 2010, respectively, and 0.47% and 0.33% for the year ended August 31, 2009, respectively.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.46% and 0.35%, respectively.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class S shares will not exceed 0.45% until December 31, 2011. Prior to August 12, 2009, the voluntary expense limitation was 0.35%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Institutional Cash Reserves 2010 Annual Report | 11

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
SVB Securities Horizon Shares	2010		2009	2008	2007	2006

Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000	[1]	0.011	0.036	0.050	0.043

Net realized gain (loss)[1]	0.000		(0.000)	0.000	(0.000)	(0.000)

Total income from operations	0.000	[1]	0.011	0.036	0.050	0.043

Less distributions from:
Net investment income	0.000	[1]	(0.011)	(0.036)	(0.050)	(0.043)

Total distributions	0.000	[1]	(0.011)	(0.036)	(0.050)	(0.043)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.000

Total return[2]	0.03%		1.15%	3.66%	5.14%	4.35%

Net assets, end of year (000s)	$469,897		$839,199	$1,029,019	$466,229	$446,632

Ratios to average net assets:
Gross expenses[3]	0.49%		0.53%[4]	0.49%	0.49%[5]	0.51%

Net expenses[3,6,7]	0.34		0.37 [4]	0.30	0.35[5]	0.32

Net investment income	0.03		1.14	3.38	5.02	4.42

[1]	Amount represents less than $0.0005 per share.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.
[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.33%, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]	Reflects fee waivers and/or expense reimbursements.
[7]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of SVB Securities Horizon Shares will not exceed 0.45% until December 31, 2011. Prior to August 12, 2009, the voluntary expense limitation was 0.35%.

See Notes to Financial Statements.

12 | Western Asset Institutional Cash Reserves 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Western Asset Institutional Cash Reserves (formerly known as Western Asset / CitiSM Institutional Cash Reserves) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Prime Cash Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (75.5% at August 31, 2010) in the net assets of the Portfolio.

The Fund has adopted Statement of Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(d) Method of allocation. All the net investment income and realized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Distributions to shareholders. Distributions on the shares of the Fund are declared as of 5:00 p.m. Eastern Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Institutional Cash Reserves 2010 Annual Report | 13

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Paid-in Capital

(a)	$131,861	$ (131,861)

(a) Reclassifications are primarily due to expenses deducted for book not for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund and the Portfolio each pay an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s and the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class L shares, Institutional Shares, Class S shares and SVB Securities Horizon Shares will not exceed 0.30%, 0.25%, 0.45% and 0.45%, respectively, until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield of 0.01%. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the year ended August 31, 2010, fees waived and/or expenses reimbursed amounted to $5,865,551.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

14 | Western Asset Institutional Cash Reserves 2010 Annual Report

Notes to financial statements (cont’d)

3. Class specific expenses, waivers and/or reimbursements
The Fund has adopted a Rule 12b-1 distribution and service plan and under that plan the Fund pays a fee with respect to its Class L shares, Institutional Shares, Class S shares and SVB Securities Horizon Shares calculated at the annual rate not to exceed 0.10%, 0.60%, 0.25% and 0.27% of the average daily net assets of each class, respectively. Effective May 31, 2010, the Fund’s Rule 12b-1 distribution and service plan was discontinued on the Institutional Shares. Distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2010, class specific expenses were as follows:

	Distribution Fees[1]	Transfer Agent Fees	Shareholder Reports Expenses[2]

Class L	$787,635	$52,132	$666

Institutional Shares[3]	49,112,572[4]	27,882	1,398

Class S	386,744	5,652	99

SVB Securities Horizon Shares	1,462,214	9,893	617

Total	$51,749,165	$95,559	$2,780

[1]

Amounts shown are exclusive of waivers. For the year ended August 31, 2010, the distribution fees waived amounted to $393,818 for Class L shares, $49,112,572 for Institutional Shares, $77,349 for Class S shares and $498,957 for SVB Securities Horizon Shares. Such waivers are voluntary and may be reduced or terminated at any time.

[2]	For the period September 1, 2009 through September 15, 2009. Subsequent to September 15, 2009, these expenses were accrued as common Fund expenses.
[3]	Effective May 31, 2010, Class O shares were renamed Institutional Shares.
[4]	For the period September 1, 2009 through May 30, 2010.

For the year ended August 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements

Class L	$795,163

Institutional Shares†	54,222,882

Class S	181,142

SVB Securities Horizon Shares	749,060

Total	$55,948,247

†	Effective May 31, 2010, Class O shares were renamed Institutional Shares.

4. Distributions to shareholders by class

	Year Ended August 31, 2010	Year Ended August 31, 2009

Net Investment Income:

Class L	$1,209,167	$11,050,733

Institutional Shares†	20,398,100	88,145,421

Class S	19,415	3,952,775

SVB Securities Horizon Shares	145,402	9,237,444

Total	$21,772,084	$112,386,373

†	Effective May 31, 2010, Class O shares were renamed Institutional Shares.

5. Shares of beneficial interest
At August 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same right, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Institutional Cash Reserves 2010 Annual Report | 15

Transactions in shares of each class were as follows:

	Year Ended August 31, 2010	Year Ended August 31, 2009

Class L

Shares sold	$8,417,570,980	$10,109,706,941

Shares issued on reinvestment	120,936	430,510

Shares repurchased	(8,735,972,071)	(9,669,005,291)

Net increase (decrease)	$(318,280,155)	$441,132,160

Institutional Shares †

Shares sold	$135,147,559,582	$154,198,735,677

Shares issued on reinvestment	10,605,916	58,967,413

Shares repurchased	(132,112,075,986)	(156,475,751,564)

Net increase (decrease)	$3,046,089,512	$(2,218,048,474)

Class S

Shares sold	$522,984,031	$2,544,139,835

Shares issued on reinvestment	11,371	2,546,939

Shares repurchased	(664,951,468)	(2,751,423,056)

Net decrease	$(141,956,066)	$(204,736,282)

SVB Securities Horizon Shares

Shares sold	$505,276,967	$1,062,243,893

Shares issued on reinvestment	145,398	9,232,579

Shares repurchased	(875,024,284)	(1,260,992,187)

Net decrease	$(369,601,919)	$(189,515,715)

†	Effective May 31, 2010, Class O shares were renamed Institutional Shares.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

6. Income tax information and distributions to shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class L	Institutional Shares†	Class S	SVB Securities Horizon Shares

Daily 09/30/2010	$ 0.000186	$ 0.000227	$ 0.000063	$ 0.000087

† Effective May 31, 2010, Class O shares were renamed Institutional Shares.

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2010	2009

Distributions Paid From:

Ordinary income	$ 21,772,084	$ 112,386,373

As of August 31, 2010, there were no significant differences between the book and tax components of net assets.

During the taxable year ended August 31, 2010, the Fund utilized $483,059 of its capital loss carryforward available from prior years. As of August 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

8/31/2017	$(871,640)

This amount will be available to offset any future taxable capital gains.

16 | Western Asset Institutional Cash Reserves 2010 Annual Report

Notes to financial statements (cont’d)

7. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Western Asset Institutional Cash Reserves 2010 Annual Report | 17

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and share holders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from The matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

9. Treasury guarantee
The Fund elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders were able to purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

18 | Western Asset Institutional Cash Reserves 2010 Annual Report

Notes to financial statements (cont’d)

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Fund elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap that was in effect at the time.

The Guarantee Program expired as of the close of business on September 18, 2009.

10. Regulatory matter
The Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and certain other rules under the 1940 Act concerning the operation and regulation of money market funds. These new rules and amendments became effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds. None of these changes in regulation affect the financial statements.

Western Asset Institutional Cash Reserves 2010 Annual Report | 19

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Institutional Cash Reserves (formerly Western Asset / CitiSM Institutional Cash Reserves), a series of Legg Mason Partners Institutional Trust, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Institutional Cash Reserves as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 20, 2010

20 | Western Asset Institutional Cash Reserves

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset Institutional Cash Reserves (formerly known as Western Asset / CitiSM Institutional Cash Reserves) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-625-4554 or 1-212-857-8181.

Independent Trustees†

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Western Asset Institutional Cash Reserves | 21

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

22 | Western Asset Institutional Cash Reserves

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Western Asset Institutional Cash Reserves | 23

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	135

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

24 | Western Asset Institutional Cash Reserves

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

John Chiota

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2007); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Western Asset Institutional Cash Reserves | 25

Additional Officers cont’d

David Castano

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

26 | Western Asset Institutional Cash Reserves

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2010:

Record Date:	Daily	Daily

Payable Date:	September 2009 through December 2009	January 2010 through August 2010

Interest from federal obligations	3.37%	4.44%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

75% of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Prime Cash Reserves Portfolio 2010 Annual Report | 27

Schedule of investments
August 31, 2010

Prime Cash Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 100.0%

Bank Notes — 1.5%

Bank of America N.A.	0.530%	9/7/10	$40,000,000	$40,000,000

Bank of America N.A.	0.362%	1/27/11	200,000,000	200,000,000	(a)

Total Bank Notes				240,000,000

Certificates of Deposit — 29.3%

Abbey National Treasury Services PLC	0.630%	11/30/10	25,000,000	25,001,247

Abbey National Treasury Services PLC	0.335%	12/9/10	175,000,000	175,000,000	(a)

Banco Santander	0.650%	10/4/10	105,000,000	105,000,000

Bank of Montreal	0.240%	9/13/10	165,000,000	165,000,000

Bank of Montreal	0.390%	10/12/10	175,000,000	175,000,000

Bank of Tokyo Mitsubishi	0.550%	9/24/10	300,000,000	300,000,000

Bank of Tokyo Mitsubishi	0.550%	1/28/11	25,000,000	25,000,000

Barclays Bank PLC	0.713%	12/10/10	100,000,000	100,000,000	(a)

Barclays Bank PLC	0.590%	1/11/11	50,000,000	50,000,000	(a)

BNP Paribas NY Branch	0.610%	2/2/11	90,000,000	90,000,000

BNP Paribas NY Branch	0.430%	2/25/11	60,000,000	60,000,000

BNP Paribas NY Branch	0.610%	5/16/11	150,000,000	150,000,000

BNP Paribas NY Branch	0.538%	6/22/11	75,000,000	75,000,000	(a)

Canadian Imperial Bank	0.373%	10/4/10	50,000,000	50,004,147	(a)

Canadian Imperial Bank	0.386%	8/22/11	150,000,000	150,000,000	(a)

Citibank N.A.	0.510%	9/22/10	65,000,000	65,000,000

Citibank N.A.	0.710%	12/22/10	65,000,000	65,000,000

Credit Agricole SA	0.640%	2/3/11	275,000,000	275,000,000

Credit Suisse NY	0.500%	9/8/10	100,000,000	100,000,000

Credit Suisse NY	0.320%	1/5/11	70,000,000	70,000,000	(a)

Deutsche Bank AG NY	0.400%	2/18/11	239,000,000	239,000,000

Deutsche Bank AG NY	0.508%	8/24/11	135,000,000	135,000,000	(a)

DnB NOR Bank ASA	0.587%	9/10/10	100,000,000	100,000,000	(a)

Lloyds Bank PLC	0.530%	10/18/10	100,000,000	100,000,000

Lloyds Bank PLC	0.510%	10/22/10	175,000,000	175,000,000

Nordea Bank Finland PLC	0.600%	1/7/11	185,000,000	185,000,000

Royal Bank of Canada	0.320%	10/1/10	200,000,000	200,000,000

Royal Bank of Canada	0.267%	1/19/11	50,000,000	50,000,000	(a)

Royal Bank of Canada	0.286%	3/14/11	100,000,000	100,000,000	(a)

Royal Bank of Canada	0.269%	3/18/11	100,000,000	100,000,000	(a)

Royal Bank of Scotland	0.500%	10/7/10	50,000,000	50,000,000

Royal Bank of Scotland	0.750%	1/28/11	100,000,000	100,000,000

Royal Bank of Scotland	0.511%	8/10/11	200,000,000	200,000,000	(a)

Skandinaviska Enskilda Banken	0.510%	10/29/10	90,000,000	90,002,089

Societe Generale NY	1.335%	5/5/11	100,000,000	100,000,000	(a)

State Street Bank & Trust	0.320%	9/7/10	100,000,000	100,000,000

State Street Bank & Trust	0.700%	1/12/11	75,000,000	75,000,000

Sumitomo Mitsui Banking Corp.	0.400%	10/20/10	95,000,000	95,000,000

Svenska Handelsbanken NY	0.540%	12/2/10	75,000,000	75,007,641

UBS AG Stamford Branch	0.780%	1/21/11	50,000,000	50,000,000

UBS AG Stamford Branch	0.625%	4/26/11	150,000,000	150,000,000	(a)

See Notes to Financial Statements.

28 | Prime Cash Reserves Portfolio 2010 Annual Report

Schedule of investments (cont’d)
August 31, 2010

Prime Cash Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value

Certificates of Deposit — continued

UBS AG Stamford Branch	0.650%	5/11/11	$53,469,000	$53,469,000

Total Certificates of Deposit				4,792,484,124

Certificates of Deposit (Euro) — 3.2%

HSBC Bank PLC	0.315%	9/8/10	185,000,000	185,000,000

ING Bank	0.700%	1/18/11	100,000,000	100,001,924

ING Bank	0.650%	2/2/11	135,000,000	135,005,756

ING Bank	0.590%	2/11/11	100,000,000	100,004,515

Total Certificates of Deposit (Euro)				520,012,195

Commercial Paper — 31.9%

ANZ National International Ltd.	0.425%	12/3/10	100,000,000	100,000,000	(a)(b)

ASB Finance Ltd.	0.445%	4/7/11	50,000,000	50,000,000	(a)(b)

ASB Finance Ltd.	0.494%	8/12/11	80,000,000	80,007,203	(a)(b)

Automatic Data Processing	0.210%	9/1/10	75,297,000	75,297,000	(b)(c)

Banco Bilbao Vicaya	0.500%	9/7/10	250,000,000	249,979,167	(b)(c)

Bank of Nova Scotia	0.200%	9/1/10	300,000,000	300,000,000	(c)

BNZ International Funding Ltd.	0.376%	1/12/11	45,000,000	45,000,000	(a)(b)

BNZ International Funding Ltd.	0.342%	1/26/11	100,000,000	100,000,081	(a)(b)

BNZ International Funding Ltd.	0.501%	1/28/11	98,700,000	98,495,746	(b)(c)

Commerzbank U.S. Finance	0.420%	11/9/10	325,000,000	324,738,376	(c)

Commonwealth Bank of Australia	0.295%	9/7/10	55,000,000	54,997,296	(b)(c)

Commonwealth Bank of Australia	0.295%	9/8/10	50,000,000	49,997,132	(b)(c)

Commonwealth Bank of Australia	0.438%	8/4/11	40,000,000	40,000,000	(a)(b)

Danske Corp.	0.501%	11/12/10	245,000,000	244,755,000	(b)(c)

Danske Corp.	0.481%	1/11/11	59,500,000	59,395,280	(b)(c)

Danske Corp.	0.632%	1/18/11	83,500,000	83,296,886	(b)(c)

Dexia Delaware	0.380%	9/3/10	225,000,000	224,995,250	(c)

DnB NOR Bank ASA	0.375%	4/21/11	50,000,000	50,000,000	(a)(b)

DnB NOR Bank ASA	0.380%	8/29/11	100,000,000	100,000,000	(a)

General Electric Capital Corp.	0.501%	1/21/11	100,000,000	99,802,778	(c)

General Electric Capital Corp.	0.431%	3/4/11	100,000,000	99,780,223	(c)

General Electric Co.	0.200%	9/1/10	50,000,000	50,000,000	(c)

Intesa Funding LLC	0.460%	11/1/10	50,000,000	49,961,028	(c)

Intesa Funding LLC	0.461%	11/9/10	143,739,000	143,612,270	(c)

Natexis Banques Populaires U.S.	0.611%	10/1/10	50,000,000	49,974,583	(c)

Natexis Banques Populaires U.S.	0.732%	12/13/10	75,000,000	74,843,354	(c)

Natexis Banques Populaires U.S.	0.742%	12/16/10	160,000,000	159,651,378	(c)

Natexis Banques Populaires U.S.	0.597%	2/18/11	65,000,000	64,817,368	(c)

Novartis Financial Corp.	0.482%	5/2/11	100,000,000	99,676,000	(b)(c)

Rabobank USA Finance Corp.	0.602%	1/6/11	300,000,000	299,364,999	(c)

Shell International Finance BV	0.643%	5/10/11	50,000,000	49,776,889	(b)(c)

Shell International Finance BV	0.653%	5/11/11	25,000,000	24,886,250	(b)(c)

Shell International Finance BV	0.653%	5/12/11	38,600,000	38,423,673	(b)(c)

Skandinaviska Enskilda Banken AG	0.591%	9/29/10	50,000,000	49,977,056	(b)(c)

Skandinaviska Enskilda Banken AG	0.601%	10/8/10	80,000,000	79,950,667	(b)(c)

Skandinaviska Enskilda Banken AG	0.551%	12/1/10	120,000,000	119,833,166	(b)(c)

Societe De Prise	0.526%	9/9/10	100,000,000	99,988,333	(b)(c)

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2010 Annual Report | 29

Prime Cash Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value

Commercial Paper — continued

Societe De Prise	0.410%	10/4/10	$35,000,000	$34,986,846	(b)(c)

Societe Generale N.A.	0.240%	9/1/10	200,000,000	200,000,000	(c)

Societe Generale N.A.	0.506%	2/4/11	175,000,000	174,617,042	(c)

State Street Corp.	0.451%	2/4/11	75,000,000	74,853,750	(c)

State Street Corp.	0.401%	10/22/10	70,000,000	69,960,333	(c)

Sumitomo Mitsui Banking Corp.	0.496%	10/15/10	100,000,000	99,939,500	(b)(c)

Sumitomo Mitsui Banking Corp.	0.421%	11/22/10	50,000,000	49,952,167	(b)(c)

Swedbank	0.701%	9/21/10	40,000,000	39,984,444	(c)

Swedbank	0.701%	9/22/10	75,000,000	74,969,375	(c)

Swedbank	0.681%	10/5/10	75,000,000	74,951,833	(c)

Swedbank	0.446%	11/29/10	150,000,000	149,834,979	(c)

Total Capital	0.200%	9/1/10	100,000,000	100,000,000	(b)(c)

UBS Finance Delaware LLC	0.506%	10/1/10	100,000,000	99,957,917	(c)

Total Commercial Paper				5,229,282,618

Corporate Bonds & Notes — 4.4%

Bank of America N.A.	0.763%	6/22/11	75,000,000	75,000,000	(a)(b)

Commonwealth Bank of Australia	0.493%	9/27/11	50,000,000	50,000,000	(a)(b)

JPMorgan Chase Bank N.A.	0.265%	1/21/11	150,000,000	150,000,000	(a)

National Australia Bank NY	0.362%	8/19/11	100,000,000	100,000,000	(a)(b)

Societe Generale	0.552%	8/19/11	75,000,000	75,000,000	(a)

Svenska Handelsbanken AB	0.448%	2/9/11	99,700,000	99,699,957	(a)(b)

Toyota Motor Credit Corp.	0.293%	1/10/11	100,000,000	100,000,000	(a)

Westpac Banking Corp.	0.558%	11/26/10	65,000,000	64,994,688	(a)

Total Corporate Bonds & Notes				714,694,645

Medium-Term Notes — 1.8%

American Honda Finance Corp.	0.340%	1/11/11	110,000,000	110,000,000	(a)(b)

JPMorgan Chase & Co.	1.286%	6/13/11	55,000,000	55,290,819	(a)

New York Life Global Funding	0.312%	4/1/11	39,855,000	39,855,000	(a)(b)

Westpac Banking Corp.	0.665%	4/19/11	85,000,000	85,048,740	(a)(b)

Total Medium-Term Notes				290,194,559

Time Deposits — 11.6%

Branch Banking and Trust Grand Cayman	0.190%	9/1/10	200,000,000	200,000,000

Citibank Nassau	0.230%	9/1/10	300,000,000	300,000,000

Commerzbank Grand Cayman	0.230%	9/1/10	60,000,000	60,000,000

Credit Agricole Grand Cayman	0.230%	9/1/10	280,000,000	280,000,000

Dexia Credit Local NY	0.250%	9/1/10	175,000,000	175,000,000

Lloyds Bank PLC	0.220%	9/1/10	225,000,000	225,000,000

Natixis Grand Cayman	0.250%	9/1/10	210,000,000	210,000,000

Royal Bank of Canada NY	0.210%	9/1/10	100,000,000	100,000,000

U.S. Bank NA, Cincinnati	0.200%	9/1/10	356,884,000	356,884,000

Total Time Deposits				1,906,884,000

U.S. Government Agencies — 4.2%

Federal Farm Credit Bank (FFCB), Notes	0.316%	9/15/11	100,000,000	99,989,502	(a)

Federal Home Loan Bank (FHLB), Notes	0.196%	8/12/11	107,500,000	107,366,319	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.508%	9/24/10	100,000,000	99,998,115	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.315%	5/5/11	150,000,000	149,968,486	(a)

See Notes to Financial Statements.

30 | Prime Cash Reserves Portfolio 2010 Annual Report

Schedule of investments (cont’d)
August 31, 2010

Prime Cash Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — continued

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.190%	1/25/12	$175,000,000	$174,777,257	(a)

Federal National Mortgage Association (FNMA), Notes	0.285%	8/23/12	51,000,000	50,969,374	(a)

Total U.S. Government Agencies				683,069,053

U.S. Treasury Bills — 1.5%

U.S. Treasury Bills	0.200%	12/23/10	250,000,000	249,843,056	(c)

U.S. Treasury Notes — 1.4%

U.S. Treasury Notes	2.000%	9/30/10	91,000,000	91,128,672

U.S. Treasury Notes	0.875%	2/28/11	100,000,000	100,295,252

U.S. Treasury Notes	0.875%	3/31/11	38,985,000	39,111,652

Total U.S. Treasury Notes				230,535,576

Repurchase Agreements — 9.2%

Barclays Capital Inc., tri-party repurchase agreement
dated 8/31/10; Proceeds at maturity — $1,500,010,000;
(Fully collateralized by various U.S. government obligations,
0.875% to 2.375% due 1/31/11 to 8/31/14;
Market value — $1,530,000,019)	0.240%	9/1/10	1,500,000,000	1,500,000,000

TOTAL INVESTMENTS — 100.0% (Cost — $16,356,999,826#)				16,356,999,826

Other Assets in Excess of Liabilities — 0.0%				3,780,988

TOTAL NET ASSETS — 100.0%				$16,360,780,814

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2010 Annual Report | 31

Statement of assets and liabilities
August 31, 2010

Assets:

Investments, at value	$16,356,999,826

Cash	272

Interest receivable	5,155,203

Total Assets	16,362,155,301

Liabilities:

Investment management fee payable	1,232,915

Trustees’ fees payable	525

Accrued expenses	141,047

Total Liabilities	1,374,487

Total Net Assets	$16,360,780,814

Represented by:
Paid-in capital	$16,360,780,814

See Notes to Financial Statements.

32 | Prime Cash Reserves Portfolio 2010 Annual Report

Statement of operations
For the Year Ended August 31, 2010

Investment Income:

Interest	$57,981,302

Expenses:

Investment management fee (Note 2)	16,411,957

Legal fees	358,487

Trustees’ fees	232,162

Custody fees	101,665

Audit and tax	35,667

Miscellaneous expenses	47,771

Total Expenses	17,187,709
Less: Fee waivers and/or expense reimbursements (Note 2)	(775,752)

Net Expenses	16,411,957

Net Investment Income	41,569,345

Net Realized Gain on Investments	670,630

Increase in Net Assets From Operations	$42,239,975

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2010 Annual Report | 33

Statements of changes in net assets

For the Years Ended August 31,	2010	2009

Operations:

Net investment income	$41,569,345	$161,503,966

Net realized gain (loss)	670,630	(2,788,443)

Increase in Net Assets From Operations	42,239,975	158,715,523

Capital Transactions:

Proceeds from contributions	38,307,623,463	41,612,257,240

Value of withdrawals	(36,710,416,525)	(46,331,309,798)

Increase (Decrease) in Net Assets From Capital Transactions	1,597,206,938	(4,719,052,558)

Increase (Decrease) in Net Assets	1,639,446,913	(4,560,337,035)

Net Assets:

Beginning of year	14,721,333,901	19,281,670,936

End of year	$16,360,780,814	$14,721,333,901

See Notes to Financial Statements.

34 | Prime Cash Reserves Portfolio 2010 Annual Report

Financial highlights

For the years ended August 31:

	2010	2009	2008	2007	2006

Net assets, end of year (millions)	$16,361	$14,721	$19,282	$7,272	$6,921

Total return[1]	0.26%	1.42%	3.87%	5.40%	4.57%

Ratios to average net assets:
Gross expenses	0.10%	0.11%	0.11%	0.11%[2]	0.11%

Net expenses[3,4,5]	0.10	0.10	0.10	0.10[2]	0.10

Net investment income	0.25	1.34	3.52	5.26	4.49

[1]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would not have changed.

[3]	Reflects fee waivers and/or expense reimbursements.
[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 0.10%.
[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2010 Annual Report | 35

Notes to financial statements

1. Organization and significant accounting policies
Prime Cash Reserves Portfolio (the “Portfolio”) is a separate diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2010, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$16,356,999,826	—	$16,356,999,826

† See Schedule of Investments for additional detailed categorizations.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

36 | Prime Cash Reserves Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

(c) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(f) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the year ended August 31, 2010, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets. This arrangement may be reduced or terminated under certain circumstances.

Prime Cash Reserves Portfolio 2010 Annual Report | 37

During the year ended August 31, 2010, fees waived and/or expenses reimbursed amounted to $775,752.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2010, the Portfolio did not invest in derivative instruments and does not have any intention to do so in the future.

4. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any

38 | Prime Cash Reserves Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

5. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and share holders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from The matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable

Prime Cash Reserves Portfolio 2010 Annual Report | 39

state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

6. Regulatory matter
The Securities and Exchange Commission (“SEC”) adopted amendments to Rule 2a-7 and certain other rules under the 1940 Act concerning the operation and regulation of money market funds. These new rules and amendments became effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds. None of these changes in regulation affect the financial statements.

40 | Prime Cash Reserves Portfolio 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Investors
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Cash Reserves Portfolio, a series of Master Portfolio Trust, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Reserves Portfolio as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 20, 2010

Prime Cash Reserves Portfolio | 41

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 20 through 25 of this report.

Western Asset Institutional Cash Reserves

Trustees
Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadviser
Western Asset Management Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Western Asset Institutional Cash Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset Institutional Cash Reserves
Legg Mason Funds
55 Water Street
New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554 or 1-212-857-8181.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-625-4554 or 1-212-857-8181, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Institutional Cash Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors
©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
FDXX010344 10/10 SR10-1214

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2009 and August 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,450 in 2009 and $71,800 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $30,000 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,500 in 2009 and $11,350 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	October 27, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	October 27, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	October 27, 2010